UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    March 8, 2005
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                          GENELABS TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)


           California                    0-19222                94-3010150
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 (State or other jurisdiction    (Commission File Number)   (IRS Employer
        of incorporation)                                   Identification No.)


   505 Penobscot Drive, Redwood City, California                94063
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     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code      (650) 369-9500
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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ [ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On March 8, 2005, the Board of Directors (the "Board") of Genelabs Technologies, Inc. (the "Company") approved a cash bonus payment to Dr. Irene A. Chow, in the amount of $21,888 for services rendered to the Company. The bonus was paid in addition to the terms of her arrangement with the Company relating to her service as Chairman of the Board of Directors, referenced in Exhibit 10.1 hereto. Dr. Chow presently is the Chairman of the Board of Directors and an employee of the Company.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

10.1 Offer Letter to Irene A. Chow, Ph.D., dated March 9, 2004. (Incorporated by reference to Exhibit 10.21 of the Company's Annual Report on Form 10-K for the period ended December 31, 2004.)




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                       GENELABS TECHNOLOGIES, INC.


                                       By:   /s/ James A.D. Smith
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                                       Name:   James A.D. Smith
                                       Title:  Chief Executive Officer
Date:  March 14, 2005